UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39150	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by LMP Automotive Holdings, Inc. (the “Company”) on October 12, 2021 (the “Initial Filing”), to include the required audited consolidated financial statements related to the Company’s acquisition of an 85% interest in the assets related to the ownership and operation of the Chrysler Jeep of White Plains automotive dealership located at 70 Westchester Avenue, White Plains, New York (the acquired assets, collectively, “White Plains CDJR” and such acquisition, the “Acquisition”) as contemplated by that certain Dealership Asset Purchase Agreement, dated as of March 31, 2021, by and among the Company and Jonathan Grant, pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma condensed combined financial statements for the combined Company and White Plains CDJR pursuant to Article 11 of Regulation S-X. The required audited consolidated financial statements and unaudited pro forma condensed combined financial statements are filed as exhibits to this report under Item 9.01.

         The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of White Plains CDJR as of and for the year ended December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of White Plains CDJR as of and for the nine months ended September 30, 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the Acquisition as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020 are attached as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1	Audited financial statements of White Plains CDJR as of December 31, 2020 and 2019 and the notes related thereto and the Independent Auditors’ Reports thereon.
99.2	Unaudited financial statements of White Plains CDJR as of September 30, 2021 and the notes related thereto
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Robert Bellaflores
	Name:	Robert Bellaflores
	Title:	Chief Financial Officer

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